Exhibit 10.59

           SERIES B 12% CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), is made and entered into by and among Integrated Information Systems, Inc., a Delaware corporation (the "Company"), and the purchasers named on the attached Schedule A, as the same may be supplemented from time to time (collectively the "Purchasers" and each individually a "Purchaser"). With respect to the initial purchase and sale of Shares hereunder, the effective date of this Agreement shall be April 4, 2003.

                                    RECITALS

      A. The Company wishes to issue and sell to one or more Purchasers up to 200,000 shares (the "Shares") of Series B 12% Convertible Preferred Stock par value $0.001 per share (the "Preferred Stock"), at a per share purchase price of $10.00.

      B. Each Purchaser wishes to purchase the Shares on the terms and subject to the conditions set forth in this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

      1. Sale of Shares.

            a. Issuance, Sale and Delivery of the Shares. Subject to the terms and conditions hereof and in reliance upon the representations, warranties, covenants and agreements contained herein, the Corporation hereby agrees to issue and sell to the Purchasers, and each Purchaser hereby severally agrees to purchase from the Corporation at a Closing (as hereinafter defined), the aggregate number of Shares set forth opposite the name of such Purchaser under the heading "Number of Preferred Shares" on Schedule A attached hereto. Each Purchaser's Shares will be convertible into shares of the Company's $0.001 par value common stock (the "Common Stock") as set forth in the Certificate of Designation (as hereinafter defined).

            b. Closing. Each sale and purchase of any Shares shall take place at a closing (each, a "Closing") at the Company's offices in Tempe, Arizona at such date and time as may be mutually agreed upon by the Company and the Purchasers, with the first Closing to take place on April 4, 2003 at 10:00 a.m.; provided, however, that the obligations of the Purchasers hereunder are subject to:

                  (i) The Corporation's filing of a Certificate of Designation with respect to the Preferred Stock in form and substance reasonably satisfactory to the Purchasers (the "Certificate of Designation"); and

                  (ii) The Corporation shall have executed and delivered to the Purchasers a Registration Rights Agreement, in form and substance reasonably satisfactory to the Purchasers (the "Registration Rights Agreement").

            c. Deliveries at Closing. Upon a purchase of Shares at a Closing, the Corporation shall issue and deliver to each Purchaser a stock certificate evidencing the Shares purchased at the Closing. As payment in full for the Shares being purchased by it at the Closing, and against delivery of the certificates for the Shares, each Purchaser shall deliver to the Corporation, by official check or wire transfer, the "Aggregate Subscription Price" amount set forth opposite the Purchaser's name on Schedule A. In addition to the initial purchase of Shares hereunder, the Corporation and the purchaser identified on Schedule A have agreed, at the Closing for such initial purchase and in consideration for such purchaser agreeing to purchase Shares hereunder, to exchange 40,000 shares of the Corporation's Series A 8% Convertible Preferred Stock for 40,000 Shares of the Preferred Stock.

      2. Representations and Warranties of the Corporation. The Corporation hereby represents and warrants to each Purchaser as follows:

            a. Organization and Corporate Power. The Corporation is duly incorporated and in good standing under the laws of the State of Delaware and has all requisite corporate power and corporate authority for the ownership and operations of its properties and for the carrying on of its business as now conducted. The Corporation has all requisite corporate power and corporate authority to execute and deliver this Agreement, to perform all its obligations hereunder, to issue, sell and deliver the Shares, and to issue and deliver the shares of Common Stock issuable upon conversion of the Shares (the "Conversion Shares").

            b. Authorization of Agreements and Validity.

                  (i) The execution and delivery by the Corporation of this Agreement, the performance by the Corporation of its obligations hereunder, the issuance, sale and delivery of the Shares and the issuance and delivery of the Conversion Shares shall, prior to the Closing, be duly authorized by all requisite corporate action and will not (x) violate (i) any provision of any applicable law, or any order of any court or other agency of government applicable to the Corporation, (ii) the Certificate of Incorporation, as amended, or Bylaws of the Corporation, or (iii) any provision of any material agreement or other instrument to which the Corporation is bound, or (y) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such material agreement or other instrument.

                  (ii) This Agreement has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation, enforceable in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally.


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

                  (iii) Prior to the Closing, the Shares will be duly authorized, and when issued, sold and delivered in accordance with this Agreement for the consideration expressed herein, will be validly issued, fully paid and nonassessable shares with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges and encumbrances of any nature whatsoever except for restrictions on transfer under applicable Federal and state securities laws.

                  (iv) Prior to the Closing, the Conversion Shares will be duly reserved for issuance upon conversion of the Shares, and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges and encumbrances of any nature whatsoever except for restrictions on transfer under applicable Federal and state securities laws.

                  (v) Neither the issuance, sale or delivery of the Shares nor the issuance or delivery of the Conversion Shares is subject to any preemptive right of shareholders of the Corporation, or to any right of first refusal or other right in favor of any person.

      c. Authorized Capital Stock. The authorized capital stock of the Corporation consists of (i) 5,000,000 shares of preferred stock, $0.001 par value, none of which are issued or outstanding, and (ii) 100,000,000 shares of Common Stock, of which 3,480,151 shares were issued and outstanding as of December 31, 2002. All issued and outstanding shares of Common Stock of the Corporation are authorized and validly issued, and are fully paid and nonassessable.

      d. SEC Reports and Financial Statements. The Corporation has filed with the Securities and Exchange Commission ("SEC"), and has heretofore made available to the Purchasers, true and complete copies of, all forms, reports, schedules, statements and other documents required to be filed by the Corporation under the Securities Exchange Act of 1934 (the "Exchange Act") (such forms, reports, schedules, statements and other documents, including any financial statements or schedules included herein, are referred to as the "Corporation SEC Documents"). The Corporation SEC Documents, at the time filed,
(a) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) complied in all material respects with the applicable requirements of the Exchange Act, and the applicable rules and regulations of the SEC thereunder. The financial statements of the Corporation included in the Corporation SEC Documents complied as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X promulgated by the SEC) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments, none of which will be material) the consolidated financial position of the Corporation and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.


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

      3. Representations and Warranties of the Purchasers. Each Purchaser severally represents and warrants to the Corporation that:

            a. the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act");

            b. the Purchaser has sufficient knowledge and experience in investing in companies similar to the Corporation so as to be able to evaluate the risks and merits of its investment in the Corporation and it is able financially to bear the risks thereof;

            c. the Shares and Conversion Shares being purchased by the Purchaser are being acquired for the Purchaser's own account for the purpose of investment;

            d. the Purchaser understands that (i) the Shares and the Conversion Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 506 promulgated under the Securities Act, (ii) the Shares and the Conversion Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) the Shares and the Conversion Shares will bear a legend to such effect, and (iv) the Corporation will make a notation on its transfer books to such effect;

            e. no person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Corporation for any commission, fee or other compensation as a finder or broker because of any act or omission of such Purchaser or any agent for the Purchaser;

            f. the Purchaser has the power and authority to enter into and to perform this Agreement in accordance with its terms;

            g. the execution of, and performance of the transactions contemplated by, this Agreement is not in conflict with or will not result in any material breach of any terms, conditions or provisions of, or constitute a material default under, its charter (if any) or any material agreement or other instrument to which the Purchaser is a party;

            h. the Purchaser understands the risks involved in the purchase of the Shares and Conversion Shares, including those "Factors That May Affect Future Results and Our Stock Price" described in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001 and the Corporation's Quarterly Report on Form 10-Q for the period ended September 30, 2002; and

            i. the Purchaser has carefully reviewed the representations concerning the Corporation contained in this Agreement, and to the extent desired by the Purchaser, has made inquiry regarding the Corporation, its business, prospects and personnel.


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

      4. Covenants.

            a. Reservation of Conversion Shares. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Shares, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Shares from time to time outstanding. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Shares, the Corporation will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Corporation will use reasonable efforts to obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Shares. Without limiting the generality of the foregoing, in the event that the number of Conversion Shares issuable upon conversion of the Preferred Stock would exceed 19.99% of the Common Stock issued and outstanding at the date of the first sale of Preferred Stock, a majority in interest of the Purchasers may request, by delivering written notice to the Corporation, that the Corporation call a special meeting of its stockholders to approve the Corporation's issuance of the full number of Conversion Shares in order that such issuance will comply with Marketplace Rule 4350(i) of The Nasdaq Stock Market. Upon receipt of such request, the Corporation agrees to promptly call such special meeting of its stockholders, and in connection therewith, to promptly file a preliminary proxy statement with the Securities and Exchange Commission and otherwise use all reasonable commercial efforts to obtain such stockholder approval; provided, however, that the Purchasers shall not be entitled to deliver a call for such a meeting for a period of one year after the initial sale of Shares under this Agreement and that previously issued Conversion Shares shall not be eligible to vote on the proposal.

            b. Registration Rights. The Corporation and the Purchasers shall promptly negotiate in good faith, execute and deliver a registration rights agreement in order to provide the Purchasers with "piggyback" registration rights with respect to the sale of the Conversion Shares in two registrations, with the Corporation paying the costs of the Purchasers for such registrations.

            c. Further Assurances. Prior to and following the Closing, the Corporation and the Purchasers shall execute and deliver such documents, and take such other action, as shall be reasonably requested by any other party hereto to carry out the transactions contemplated by this Agreement.

      5. Miscellaneous.

            a. Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby.

            b. Brokerage. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements,


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

arrangements or understandings made or claimed to have been made by such party with any third party.

            c. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona for all purposes and in all respects, without regard to the conflict of law provisions of such state.

            d. Entire Agreement. This Agreement, the Registration Rights Agreement and the Certificate of Designation constitute the sole and entire agreement of the parties with respect to the subject matter hereof. Any exhibits or schedules hereto or thereto are hereby incorporated herein by reference.

            e. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument. The Purchasers acknowledge that the Corporation intends to offer shares of the Preferred Stock in a "minimum - maximum" private placement, with a minimum of $200,000 and a maximum of $2,000,000 and that the Corporation may take the purchase price directly into its operating accounts, rather than placing funds in escrow, once the minimum has been satisfied. After the first Closing, a Purchaser shall join in this Agreement by executing a signature page hereto, will be deemed to have joined in this Agreement only as of the date such signature page was executed, and such Purchaser shall deliver the purchase price funds against delivery of the purchased Shares at a Closing held in the manner set forth in Section 1.b, above. With each subsequent purchase, the Corporation shall amend Schedule A and send the amended schedule to each of the previous Purchasers.

            f. Amendments and Waivers. This Agreement may be amended or modified, and provisions hereof may be waived, with the written consent of the Corporation and the Purchasers.

            g. Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.


      IN WITNESS WHEREOF, the Corporation and the Purchasers have executed this Stock Purchase Agreement as of the date first above written.

                           Corporation:

                           Integrated Information Systems, Inc.,
                           a Delaware corporation

                           By: /s/ Donald H. Megrath
                           Name: Donald H. Megrath
                           Title: Senior Vice President, Chief Financial Officer


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

                                 SIGNATURE PAGE
                                       TO
                          SECURITIES PURCHASE AGREEMENT
                                  BY AND AMONG
                      INTEGRATED INFORMATION SYSTEMS, INC.
                                       AND
                          THE PURCHASERS NAMED THEREIN


                                   Purchaser:


                                   /s/ James G. Garvey, Jr.

                                   Name:
                                          --------------------------------------

                                   Title:
                                          --------------------------------------

                                   SSN or EIN:
                                               ---------------------------------

                                   Date:
                                         ---------------------------------------

                                   Address:
                                                 -------------------------------


                                                 -------------------------------

                                   SCHEDULE A
                                       TO
                          SECURITIES PURCHASE AGREEMENT
                                  BY AND AMONG
                      INTEGRATED INFORMATION SYSTEMS, INC.
                                       AND
                          THE PURCHASERS NAMED THEREIN


                              Number of Preferred              Aggregate
    Purchaser                        Shares                Subscription Price
James G. Garvey, Jr.                 60,000                     $600,000
James G. Garvey, Jr.                 40,000                Exchange of 40,000
                                                         Shares of Series A 8%
                                                         Convertible Preferred